Exhibit 25

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. Employer Identification No.)

225 Liberty Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Legal Department

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

(212) 635-1270

(Name, address and telephone number of agent for service)

ARAMARK

ARAMARK SERVICES, INC.

(Exact name of obligor as specified in its charter)

Delaware Delaware (State or other jurisdiction of incorporation or organization)	20-8236097 95-2051630 (I.R.S. Employer Identification No.)

Aramark Tower 1101 Market Street Philadelphia, Pennsylvania (Address of principal executive offices)	19107 (Zip code)

5.125% Senior Notes due 2024

4.750% Senior Notes due 2026

(Title of the indenture securities)

TABLE OF REGISTRANT OBLIGORS

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
1st & Fresh, LLC	Delaware	26-3147608	1101 Market Street, Philadelphia, PA 19107	215-238-3000

American Snack & Beverage, LLC	Florida	65-0099517	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark American Food Services, LLC	Ohio	34-4197320	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Asia Management, LLC	Delaware	20-1697406	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Aviation Services Limited Partnership	Delaware	36-3940986	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Business & Industry, LLC	Delaware	26-3147457	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Business Center, LLC	Delaware	46-3549461	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Business Dining Services of Texas, LLC	Texas	23-2573583	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Business Facilities, LLC	Delaware	26-3674871	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Campus, LLC	Delaware	23-3102688	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Capital Asset Services, LLC	Wisconsin	39-1551693	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Cleanroom Services (Puerto Rico), Inc.	Delaware	20-2644041	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Cleanroom Services, LLC	Delaware	23-2062167	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Confection, LLC	Delaware	36-2392940	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Construction and Energy Services, LLC	Delaware	27-3359653	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Construction Services, Inc.	Delaware	27-4284479	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Consumer Discount Company	Pennsylvania	23-2704523	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Correctional Services, LLC	Delaware	23-2778485	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Aramark Distribution Services, Inc.	Illinois	36-1164580	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Educational Group, LLC	Delaware	23-2573586	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Educational Services, LLC	Delaware	23-1354443	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Educational Services of Texas, LLC	Texas	23-1717332	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Educational Services of Vermont, Inc.	Vermont	23-2263511	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Entertainment, LLC	Delaware	11-2145117	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Executive Management Services USA, Inc.	Delaware	23-3029011	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Facility Services, LLC	Delaware	20-8482211	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC Business Services, LLC	Delaware	85-0485361	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC Campus Services, LLC	Delaware	85-0485370	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC Correctional Services, LLC	Delaware	85-0485374	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC Healthcare Support Services, LLC	Delaware	85-0485377	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC Kansas, Inc.	Kansas	04-3719118	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC Refreshment Services, LLC	Delaware	85-0485381	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC School Support Services, LLC	Delaware	85-0485386	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC Services, LLC	Delaware	16-1653189	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC Sports and Entertainment Services, LLC	Delaware	85-0485389	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FHC, LLC	Delaware	02-0652458	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Aramark Food and Support Services Group, Inc.	Delaware	23-2573585	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Food Service of Texas, LLC	Texas	74-1310443	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Food Service, LLC	Delaware	23-0404985	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark FSM, LLC	Delaware	37-1462108	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Global, Inc.	Delaware	81-3910671	1101 Market Street, Philadelphia, PA 1910	215-238-3000

Aramark Healthcare Support Services, LLC	Delaware	23-1530221	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Healthcare Support Services of the Virgin Islands, Inc.	Delaware	23-2654936	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Healthcare Technologies, LLC	Delaware	33-0694408	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Industrial Services, LLC	Delaware	38-2712298	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Japan, LLC	Delaware	37-1437224	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Management, LLC	Delaware	26-1597527	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Management Services Limited Partnership	Delaware	36-3797749	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Organizational Services, LLC	Delaware	23-3029013	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Processing, LLC	Delaware	26-2621089	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Rail Services, LLC	Delaware	26-3519724	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark RBI, Inc.	Delaware	23-2732825	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Refreshment Group, Inc.	Delaware	33-1157779	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Refreshment Services, LLC	Delaware	23-1673482	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Aramark Refreshment Services of Tampa, LLC	Delaware	26-2829924	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Schools, LLC	Delaware	23-3102689	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Schools Facilities, LLC	Delaware	26-3674561	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark SCM, Inc.	Delaware	04-3652050	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Senior Living Services, LLC	Delaware	20-0648583	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Senior Notes Company, LLC	Delaware	23-2693518	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Services of Kansas, Inc.	Kansas	23-2525399	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Services of Puerto Rico, Inc.	Delaware	66-0231810	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark SM Management Services, Inc.	Delaware	36-3744854	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark SMMS LLC	Delaware	23-3099982	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark SMMS Real Estate LLC	Delaware	23-3099984	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Sports and Entertainment Group, LLC	Delaware	23-2573588	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Sports and Entertainment Services, LLC	Delaware	23-1664232	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Sports and Entertainment Services of Texas, LLC	Texas	23-2573584	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Sports Facilities, LLC	Delaware	20-3808955	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Sports, LLC	Delaware	23-3102690	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Technical Services North Carolina, Inc.	North Carolina	56-0893678	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Togwotee, LLC	Delaware	26-2259208	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Aramark U.S. Offshore Services, LLC	Delaware	23-3020180	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark Uniform & Career Apparel Group, Inc.	Delaware	23-2816365	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Uniform & Career Apparel, LLC	Delaware	95-3082883	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Uniform Manufacturing Company	Delaware	23-2449947	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Uniform Services (Matchpoint) LLC	Delaware	20-5396299	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Uniform Services (Rochester) LLC	Delaware	75-3102371	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Uniform Services (Syracuse) LLC	Delaware	61-1437731	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Uniform Services (Texas) LLC	Delaware	20-4488401	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Uniform Services (West Adams) LLC	Delaware	20-2038791	115 North First Street, Burbank, CA 91502	215-238-3000

Aramark Venue Services, Inc.	Delaware	23-2986471	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark WTC, LLC	Delaware	45-5145553	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Aramark/HMS, LLC	Delaware	51-0363060	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Brand Coffee Service, Inc.	Texas	74-1875393	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Canyonlands Rafting Hospitality, LLC	Delaware	81-4264187	1101 Market Street, Philadelphia, PA 19107	215-238-3000

D.G. Maren II, Inc.	Delaware	23-2921096	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Delsac VIII, Inc.	Delaware	23-2449950	115 North First Street, Burbank, CA 91502	215-238-3000

Filterfresh Coffee Service, LLC	Delaware	14-1676557	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Filterfresh Franchise Group, LLC	Delaware	04-3527632	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Fine Host Holdings, LLC	Delaware	42-1567694	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Associates, LLC	Delaware	11-2516961	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Services of North Carolina, LLC	North Carolina	11-3092159	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, LLC	Delaware	20-8482129	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens Inc. of New Jersey.	New Jersey	13-5589767	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens Inc. of Penn	Pennsylvania	13-6097356	1101 Market Street, Philadelphia, PA 19107	215-238-3000

HPSI Purchasing Services LLC	Delaware	81-2717002	1101 Market Street, Philadelphia, PA 19107	215-238-3000

L&N Uniform Supply, LLC	California	95-2309531	115 North First Street, Burbank, CA 91502	215-238-3000

Lake Tahoe Cruises, LLC	California	94-2599810	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Landy Textile Rental Services, LLC	Delaware	20-8482253	115 North First Street, Burbank, CA 91502	215-238-3000

Lifeworks Restaurant Group, LLC	Delaware	27-2146749	1101 Market Street, Philadelphia, PA 19107	215-238-3000

MyAssistant, Inc.	Pennsylvania	23-3050214	1101 Market Street, Philadelphia, PA 19107	215-238-3000

New Aramark LLC	Delaware	46-1787432	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Old Time Coffee Co.	California	77-0546919	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Overall Laundry Services, Inc.	Washington	91-1138829	115 North First Street, Burbank, CA 91502	215-238-3000

Paradise Hornblower, LLC	California	94-3136374	115 North First Street, Burbank, CA 91502	215-238-3000

Restaura, Inc.	Michigan	38-1206635	115 North First Street, Burbank, CA 91502	215-238-3000

Rocky Mountain Hospitality, LLC	Delaware	81-2717269	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Travel Systems, LLC	Nevada	88-0119879	115 North First Street, Burbank, CA 91502	215-238-3000

Yosemite Hospitality, LLC	Delaware	47-4404057	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Item 1.	General Information.

Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417 and Albany, N.Y. 12203
Federal Reserve Bank of New York	33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation	550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association	New York, N.Y. 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	-	A copy of the Organization Certificate of The Bank of New York Mellon (formerly The Bank of New York (formerly Irving Trust Company)) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed as Exhibit 25.1 to Current Report on Form 8-K of Nevada Power Company, Date of Report (Date of Earliest Event Reported) July 25, 2008 (File No. 000-52378).)

4.	-	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 with Registration Statement No. 333-155238.)

6.	-	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152856.)

7.	-	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of December, 2016.

THE BANK OF NEW YORK MELLON

By:	/s/ Effren Almanzan
Name:	Effren Almanzan
Title:	Vice President

EXHIBIT 7

(Page i of iii)

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of 225 Liberty Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2016, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$4,490,000
Interest-bearing balances	91,626,000
Securities:
Held-to-maturity securities	39,831,000
Available-for-sale securities	73,667,000
Federal funds sold and securities purchased under agreements to resell
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	22,289,000
Loans and lease financing receivables:
Loans and leases held for sale	29,000
Loans and leases, net of unearned income	36,883,000
LESS: Allowance for loan and lease losses	127,000
Loans and leases, net of unearned income and allowance	36,756,000
Trading Assets	3,023,000
Premises and fixed assets (including capitalized leases)	1,050,000
Other real estate owned	4,000
Investments in unconsolidated subsidiaries and associated companies	535,000
Not applicable	0
Intangible assets:
Goodwill	6,299,000
Other intangible assets	957,000
Other assets	19,095,000

Total assets	$299,651,000

EXHIBIT 7

(Page ii of iii)

LIABILITIES
Deposits:
In domestic offices	$143,600,000
Noninterest-bearing	97,485,000
Interest-bearing	46,115,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	110,595,000
Noninterest-bearing	7,904,000
Interest-bearing	102,691,000
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	318,000
Securities sold under agreements to repurchase	830,000
Trading liabilities	3,132,000
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	7,778,000
Not applicable
Not applicable
Subordinated notes and debentures	515,000
Other liabilities	8,504,000

Total liabilities	$275,272,000

Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	10,418,000
Retained earnings	13,817,000
Accumulated other comprehensive income	-1,341,000
Other equity capital components	0
Total bank equity capital	24,029,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000

Total equity capital	24,379,000

Total liabilities, minority interest, and equity capital	$299,651,000

ii

EXHIBIT 7

(Page iii of iii)

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,

Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell Catherine A. Rein Joseph J. Echevarria	Directors

iii